SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 14, 1995
                Date of Report (Date of earliest event reported)


                         DISCUS ACQUISITION CORPORATION
             (Exact name of registrant as specified in its charter)


      Minnesota                        0-13826                    41-1456350
(State or other jurisdiction    (Commission File No.)      (IRS Employer ID No.)
   of incorporation)


               2430 Metropolitan Centre, 333 South Seventh Street
                          Minneapolis, Minnesota 55402
                    (Address of principal executive offices)


                                 (612) 305-0339
              (Registrant's telephone number, including area code)


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         On December 14, 1995, Discus Acquisition Corporation (the "Company") acquired from Bridgewater Resources Corp. ("Bridgewater") the outstanding stock of Peerless Chain Company ("Peerless") pursuant to a Stock Purchase Agreement dated initially November 22, 1995 and as amended December 7 and December 13, 1995. The stock of Peerless was purchased by the Company for $23.75 million, subject to certain post-closing adjustments. The purchase price was paid with subordinated financing from Bridgewater ($3.7 million); senior financing from The CIT Group/Business Credit, Inc. ($14.133 million), and the balance (approximately $5.1 million) by cash from the Company and application of a reserve/credit to the purchase price. In connection with the acquisition, the Company sold approximately $2.6 million of additional common stock to a group of investors, including certain members of Peerless' management and obtained $225,000 from the sale of short-term subordinated notes to a director and affiliate of another director.

         Peerless and its predecessors have been located in Winona, Minnesota since 1917. The Company manufactures three principal product lines consisting of chain, traction and wire form products for the consumer, hardware, industrial and OEM markets. Peerless' net sales of these products for 1994, 1993 and 1992 were approximately $42.8 million, $36.7 million and $34.1 million, respectively. Sales for 1995 are currently estimated to be $43.0 million.

         Peerless' products consist of chain products, traction products and wire form products produced in a variety of sizes, materials, finishes and load-carrying capabilities. Consumer applications include utility chain for swing sets, pet chains, border chains and decorative chains. Industrial products include chain used in logging, agriculture and general securing applications. OEM products include hoist chain, skidder chain, agricultural safety chain and private label chain products. The Company also produces welded chain for such applications as towing, hanging signs and trailer safety applications.

         Traction products include tire chains, traction cables and accessories for a broad range of passenger and commercial vehicles, farm, construction and logging vehicles.

         Wire form products include prepackaged and bulk peg hooks for consumer use, retail store display fixtures and special order wire forms for the OEM market.

         Most chain products are manufactured by the Company at its plants in Minnesota or Iowa. The Company markets its products primarily in the United States, with limited distribution in Canada, Mexico and the United Kingdom. In 1994, consumer, industrial and OEM markets accounted for 49%, 19% and 32% of sales. The Company ships products directly from its Winona or Iowa manufacturing plants directly to customers or to five regional distribution centers located in Georgia, Texas, Colorado, Nevada and Pennsylvania. The Company estimates that it has a 15% market share in welded chain, 17% market share in weldless chain and 22% in tire chain.

         The Company's customer base includes over 2,000 active accounts, of which more than 85% have been customers for at least three years. Wal-Mart Stores, Inc., a Peerless customer for over 25 years, accounted for more than 20% of Peerless' 1994 sales. The Company is the sole supplier for Wal-Mart's chain, traction and packaged peg wire form products. The remainder of the Company's top ten customers accounted for 34% of 1994 sales, with no one account representing more than 5% of total sales.

         The Company believes that the U.S. welded, weldless and tire chain market is in excess of $200 million. The Company competes with at least four domestic chain manufacturers, with no one competitor claiming a dominant market share position. Imported product provides another level of competition to the Company, with most domestic manufacturers importing some portion of their products. Independent distributors importing chain and traction products from Asia, Europe and Africa provide additional competition and options for consumers and industrial buyers. In addition, certain OEMs have chosen to source their needs offshore.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  It is impractical for the Registrant to provide required financial statements specified in Rule 3-05(b) for the acquisition described in Item 2. The Registrant intends to file such financial statements within 60 days.

         (b)      Pro forma financial information.

                  It is impractical for the Registrant to provide required pro forma financial information. The Registrant intends to file such financial statements within 60 days.

         (c)      Exhibits.

                  10.1 Stock Purchase Agreement dated November 22, 1995, as amended December 1, 1995 and December 13, 1995, between the Company and Bridgewater Resources Corp.

                  10.2 Financing Agreement dated December 13, 1995 between The CIT Group/Business Credit, Inc. and Peerless Chain Company and Peerless Chain of Iowa, Inc.

                  10.3 $2,500,000 Redemption Note dated December 13, 1995 between Peerless Chain Company and Bridgewater Resources Corp.

                  10.4 $1,200,000 Stock Purchase Note dated December 13, 1995 between Discus Acquisition Corporation and Bridgewater Resources Corp.

                  10.5 Stock Purchase Note dated December 13, 1995 in the amount of $100,000 between Discus Acquisition Corporation and Harry W. Spell.

                  10.6 Stock Purchase Note dated December 13, 1995 in the amount of $125,000 between Discus Acquisition Corporation and Pyramid Investors.

                  10.7 Subordination Agreement dated December 13, 1995 between Bridgewater Resources Corp. and The CIT Group/Business Credit, Inc.

                  10.8 Stock Pledge Agreement dated December 13, 1995 between The CIT Group/Business Credit, Inc. and Discus Acquisition Corporation.

                  10.9 Stock Pledge Agreement dated December 13, 1995 between The CIT Group/Business Credit, Inc. and Peerless Chain Company.

                  10.10 Grant of security interest in patents, trademarks and licenses dated December 13, 1995 between Peerless Chain Company, Peerless Chain of Iowa, Inc. and The CIT Group/Business Credit, Inc.

                  10.11 Guaranty of Parent Agreement dated December 13, 1995 between The CIT Group/Business Credit, Inc. and Registrant.

                  10.12 Guaranty of Borrower dated December 13, 1995 between The CIT Group Business Credit, Inc. and Peerless Chain Company and Peerless Chain of Iowa, Inc.

                  10.13 Lease Agreement dated June 18, 1986, as amended, between Peerless Chain Company and CPA Peerless Limited Partnership.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DISCUS ACQUISITION CORPORATION


Dated:  December 27, 1995.                  By  /s/ William H. Spell
                                                    William H. Spell
                                                    Chief Executive Officer


                                  EXHIBIT INDEX

Exhibit                                                                                          Sequential
Number            Description                                                                    Page Number
10.1              Stock Purchase Agreement dated November 22, 1995, as amended
                  December 1, 1995 and December 13, 1995, between the Company and Bridgewater Resources Corp.

10.2              Financing Agreement dated December 13, 1995 between The
                  CIT Group/Business Credit, Inc. and Peerless Chain Company and Peerless Chain of Iowa, Inc.

10.3              $2,500,000 Redemption Note dated December 13, 1995 between
                  Peerless Chain Company and Bridgewater Resources Corp.

10.4 $1,200,000 Stock Purchase Note dated December 13, 1995 between Discus Acquisition Corporation and Bridgewater
                  Resources Corp.

10.5 Stock Purchase Note dated December 13, 1995 in the amount of $100,000 between Discus Acquisition Corporation and Harry
                  W. Spell.

10.6 Stock Purchase Note dated December 13, 1995 in the amount of $125,000 between Discus Acquisition Corporation and
                  Pyramid Investors.

10.7              Subordination Agreement dated December 13, 1995 between
                  Bridgewater Resources Corp. and The CIT Group/Business
                  Credit, Inc.

10.8              Stock Pledge Agreement dated December 13, 1995 between
                  The CIT Group/Business Credit, Inc. and Discus Acquisition
                  Corporation.

10.9              Stock Pledge Agreement dated December 13, 1995 between
                  The CIT Group/Business Credit, Inc. and Peerless Chain
                  Company.

10.10 Grant of security interest in patents, trademarks and licenses dated December 13, 1995 between Peerless Chain Company,
                  Peerless Chain of Iowa, Inc. and The CIT Group/Business
                  Credit, Inc.

10.11 Guaranty of Parent Agreement dated December 13, 1995 between The CIT Group/Business Credit, Inc. and Registrant.

10.12             Guaranty of Borrower dated December 13, 1995 between The
                  CIT Group Business Credit, Inc. and Peerless Chain Company and Peerless Chain of Iowa, Inc.

10.13             Lease Agreement dated June 18, 1986, as amended, between
                  Peerless Chain Company and CPA Peerless Limited
                  Partnership.
